Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of U.S. Home & Garden Inc. (the "Company") Quarterly Report on Form 10-Q for the period ending March 31, 2003 with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Kassel, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Robert Kassel
                                        ----------------------------------------
                                        Robert Kassel
                                        Chief Executive Officer

Date: May 14, 2003

A signed original of this written statement required by Section 906 has been provided to U.S. Home and Garden, Inc. and will be retained by U.S. Home and Garden, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.